UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2013 BRTNX

August 23, 2013

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2013, was $21.94. The total return for the fund for the second quarter was 7.39% . Over the same period of time, the total return for the S&P 500 Index was 2.91%, and the total return for the Wilshire 5000 Total Market Index was 2.77% .

Total Returns as of June 30, 2013
				Since Inception -
	2nd Quarter	First Half 2013	1 Year	Annualized(A)
Bretton Fund	7.39%	16.45%	19.18%	17.08%
S&P 500® Index(B)	2.91%	13.82%	20.60%	15.71%
Wilshire 5000 Total Market Index(C)	2.77%	13.97%	21.10%	15.62%

(A) Since Inception returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor's, and captures approximately 80% coverage of available market capitalization.

(C) The Wilshire 5000 Total Market Index measures the performance of all U.S. equity securities with readily available price data.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling 800.231.2901. The fund's expense ratio is 1.50% . An investment in the fund is subject to investment risks, including the possible loss of the principal amount invested. The fund's principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
Coach and Armanino Foods, our two newest additions, immediately started pulling their weight this quarter as the two largest contributors to returns. Armanino’s stock returned 30% in the quarter, adding 1.3% to the fund’s NAV, and Coach added 1.2% as its stock appreciated 15%. This kind of immediate gratification will not, unfortunately, happen every time we add a new stock.

Two others that pitched in significantly during the quarter were Wells Fargo and Carter’s, contributing 1.1% and 0.9%, respectively. The main detractor from performance was America’s Car-Mart, dragging down NAV by 0.6% .

Portfolio

Security	% of Net Assets
Wells Fargo & Company	10.0%
Coach, Inc.	9.3%
America’s Car-Mart, Inc.	8.2%
Ross Stores, Inc.	7.0%
Aflac, Inc.	6.1%
Armanino Foods of Distinction, Inc.	5.6%
American Express Co.	5.0%
JP Morgan Chase & Co.	4.7%
Union Pacific Corp.	4.3%

CSX Corp.	4.1%
The Gap, Inc.	4.1%
Norfolk Southern Corp.	4.0%
Carter’s, Inc.	4.0%
New Resource Bank	3.4%
Standard Financial Corp.	1.9%
SI Financial Group, Inc.	1.4%
Apollo Group, Inc.	0.7%
Cash*	16.2%

*Cash represents cash and other assets in excess of liabilities.

Sadly, no Armanino- or Coach-caliber opportunities presented themselves this quarter despite the diligent turning over of many stones by your portfolio manager. The fund neither initiated nor eliminated any investments during the quarter ended June 30, 2013.

Relevance and Defense
Value investing, the guiding principle of the Bretton Fund, is no more and no less than buying securities for less than they’re worth. The good news is that valuing a business is theoretically straightforward: The value of any business is what it earns over time for its owners. The bad news is that in practice it’s incredibly hard to reliably predict what any business will earn five, 10, 20 years from now. The microeconomic forces that determine business outcomes are a hodgepodge of rules and tendencies, not an elegant unifying framework with immutable laws such as what exists in, say, physics.

That said, there are a handful of microeconomic factors that are bigger levers than others, and it’s helpful to think about these when evaluating the underlying economics of various businesses. I’ve found much of any business's economics can be broken down into two questions: How relevant will this business be in the future? How defensible is this business? For an ideal business, the answer to both these questions is “very much so”—a good business needs both relevance and defense.

I’m defining relevancy here as how much of a given product customers will want, i.e., demand growth. As the manufacturers of buggy whips and CD-ROM drives can attest to, a company doesn’t have much of a business if people don’t want its products anymore. For decades Kodak had a wonderful business selling camera film, a business that was both increasingly relevant and highly defensible. The number of pictures people took increased over time, and because almost no one else could make and distribute film the way Kodak could, the company could charge high prices. It had a moat. But when digital cameras arrived, film stopped being relevant, and that moat didn’t help much as demand collapsed. At the other end of the relevancy spectrum, initial investors in Costco or Wal-Mart, with enormous runways of relevance ahead of them, achieved outstanding returns.

Defensibility is less obvious than relevance, and I believe much less appreciated, despite being just as important. If it's easy for anyone to enter your market and take away your business, you’re not going to see very good long-term returns despite even exceptionally high unit growth. I find the difference between the trucking and railroad industries so fascinating because both basically do same thing—they move large stuff from point A to point B—but the returns in trucking are awful compared to rail. Other than a handful of trucking companies that provide some type of extra service, such as logistics, most of the industry has, at best, mediocre long-term returns. Trucking and rail have equal relevance; the main difference between these two industries is defensibility, and that makes all the difference. There are only two large rail companies in each half of the US, so each railroad only has one significant competitor. It’s essentially impossible to create a large rail network from scratch today, but just about anyone can buy a truck, hang out a shingle, and start driving. If you’re a trucker and a customer doesn’t like the price you’re charging to ship lawn chairs from Dallas to Seattle, they can choose from an endless number of other truckers.

You can apply the framework of relevance and defense to any business. Here are some of our companies:

  American Express: People will continue to charge more of their purchases to credit cards instead of using cash or checks, and it’s extremely hard to create an instant- payment network from scratch. Even successful newcomers like PayPal and Square mostly use the existing card networks like American Express and MasterCard. Great relevance, great defense.

  Coach: There’s a very large opportunity to grow in Asia, and while a few new entrants have chipped away market share, Coach maintains a dominant market position. Great relevance, decent defense.

  Wells Fargo: People and businesses will always need loans, and Wells can expand into the eastern US. Its huge deposit network gives it a lower cost of capital and a better source of loans than its competition. Good relevance, great defense.

Some non–Bretton Fund companies:

  Coca-Cola: Worldwide soda consumption grows a few percentage points a year, and you could spend billions trying to displace Coke and Pepsi but wouldn’t make a dent.
  Good relevance, great defense.

  Google: The quantity of Internet searches will continue to increase, and while Google has the best search engine now, it’s hard (for me) to tell if that’ll be the case 15 years from now. Google didn’t exist 15 years ago. How we interact with information online and what we even consider “search” is likely to change in unpredictable ways. Great relevance, unknown defense.

  Netflix: Their old business of mailing DVDs for rental is declining, but it was, and continues to be, incredibly hard to do at scale. Poor relevance, great defense. Their new-ish business of streaming content is growing rapidly, but it’s not very hard for other companies to do, as we’ve seen with Amazon, Hulu, and others streaming much of the same content. So, the streaming business has great relevance, but terrible defense. (Netflix’s new-new business of producing its own content definitely gives it differentiation, but it remains to be seen whether it can do this consistently and profitably.)

Of course, this framework is only one tool that helps decide what price to pay for a business. An investment in even the most rapidly growing, utterly impenetrable business can turn out terribly if made at too high a price. There are a number of relevant and defensible companies out there that are easily identifiable; the hard part is finding the rare ones that are undervalued. The sweet spot for us continues to be relevant, defensible businesses at low prices (“cheap compounders”). I continue to spend my waking hours looking for them.

Mutual Fund Observer
The online publication Mutual Fund Observer started only a couple of years ago and has quickly become the go-to destination for investors looking for thoughtful commentary on undiscovered funds. (Mainstream mutual fund publications have increasingly focused on only the largest funds.) Bretton humbly remains un-large and undiscovered. Editor David Snowball recently started a conference call/podcast in which he interviews managers of highlighted funds, and he had me on in late May. David wrote up the interview into a mini-profile, and you can read that and listen to the full interview at Mutual Fund Observer’s website. An excerpt:

In imagining [starting up Bretton Fund] and its discipline, [Stephen Dodson] was struck by a paradox: Almost all investment professionals worshipped Warren Buffett, but almost none attempted to invest like him. Stephen’s estimate is that there are “a ton” of concentrated long-term value hedge funds, but fewer than 20 mutual funds...that follow Buffett’s discipline: He invests in “a small number of good business he believes that he understands and that are trading at a significant discount to what they believe they’re worth.” He seemed particularly struck by his interviews of managers who run successful, conventional equity funds: 50 to 100 stocks and a portfolio sensitive to the sector-weightings in some index. [Dodson says:]

I asked each of them, “How would you invest if it was only your money and you never had to report to outside shareholders, but you needed to sort of protect and grow this capital at an attractive rate for the rest of your life, how would you invest? Would you invest in the same approach, 50 to 100 stocks across all sectors?” And they said, “Absolutely not. I’d only invest in my 10 to 20 best ideas.”

In the Vanguard
The Bretton Fund is now available through Vanguard, so for those who prefer to invest through an online brokerage, Vanguard joins E*TRADE as the available online platforms for individual investors and Pershing for investment advisers.

If you have any questions about the fund, feel free to email me at stephen.dodson@ brettonfund.com. As always, thank you for investing.

Stephen J. Dodson President
Bretton Capital Management

Bretton Fund by Sectors
(as a percentage of Net Assets)
(Unaudited)

* Net Cash represents cash and other assets less liabilities.

Bretton Fund

			Schedule of Investments
			June 30, 2013 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
6,500	Aflac Inc.	$343,550	$377,780	6.14%
Apparel & Other Finished Products of Fabrics & Similar Material
3,300	Carter's, Inc.	90,589	244,431	3.97%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods Of Distinction, Inc.	241,491	346,056	5.62%
Finance Services
4,100	American Express Company	191,768	306,516	4.98%
Leather & Leather Products
10,000	Coach, Inc.	484,886	570,900	9.28%
National Commercial Banks
5,600	JPMorgan Chase & Co.	196,510	295,624
15,000	Wells Fargo & Company	476,179	619,050
		672,689	914,674	14.87%
Railroad, Line-Haul Operating
11,000	CSX Corp.	241,122	255,090
3,400	Norfolk Southern Corp.	225,377	247,010
1,700	Union Pacific Corporation	161,186	262,276
		627,685	764,376	12.42%
Regional - Pacific Banks
41,800	New Resource Bank * (a) (b)	132,150	206,910	3.36%
Retail - Auto Dealers & Gasoline Stations
11,700	America's Car-Mart, Inc. *	513,251	505,908	8.22%
Retail - Family Clothing Stores
6,000	The Gap, Inc.	114,760	250,380
6,600	Ross Stores Inc.	190,516	427,746
		305,276	678,126	11.02%
Saving Institution, Federally Chartered
7,526	SI Financial Group Inc.	71,994	83,163	1.35%
Services - Educational Services
2,500	Apollo Group Inc. Class A *	97,525	44,300	0.72%
State Commercial Banks
6,000	Standard Financial Corp. (b)	86,373	114,300	1.86%
Total for Common Stocks		$3,859,227	$5,157,440	83.81%
Total Investment Securities		$3,859,227	$5,157,440	83.81%
Other Assets in Excess of Liabilities			$995,974	16.19%
Net Assets			$6,153,414	100.00%

* Non-Income Producing Securities. (a) Illiquid security. See Note 3. (b) Level 2 investment. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2013

Assets:
Investment Securities at Fair Value	$5,157,440
(Cost $3,859,227)
Cash	895,325
Dividend Receivable	7,984
Receivable for Shareholder Purchases	100,000
Total Assets	6,160,749
Liabilities:
Payable to Adviser (Note 4)	7,335
Total Liabilities	7,335
Net Assets	$6,153,414

Net Assets Consist of:
Paid In Capital (Note 5)	$4,796,248
Accumulated Undistributed Net Investment Income (Loss)	759
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	58,194
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	1,298,213
Net Assets, for 280,415 Shares Outstanding	$6,153,414
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($6,153,414/280,415 shares)	$21.94

Statement of Operations (Unaudited)
For the six month period ended June 30, 2013

Investment Income:
Dividends	$41,768
Interest	3
Total Investment Income	41,771
Expenses:
Management Fees (Note 4)	41,012
Total Expenses	41,012

Net Investment Income (Loss)	759

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	58,194
Net Change in Unrealized Appreciation (Depreciation) on Investments	777,551
Net Realized and Unrealized Gain (Loss) on Investments	835,745

Net Increase (Decrease) in Net Assets from Operations	$836,504

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2013	1/1/2012
	to	to
	6/30/2013	12/31/2012
From Operations:
Net Investment Income (Loss)	$759	$(144)
Net Realized Gain (Loss) on Investments	58,194	195,526
Change in Net Unrealized Appreciation (Depreciation)	777,551	260,739
Increase (Decrease) in Net Assets from Operations	836,504	456,121
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(195,522)
Return of Capital	-	-
Change in Net Assets from Distributions	-	(195,522)
From Capital Share Transactions:
Proceeds From Sale of Shares	621,013	1,760,737
Shares Issued on Reinvestment of Distributions	-	195,522
Cost of Shares Redeemed	(149,813)	(124,416)
Net Increase (Decrease) from Shareholder Activity	471,200	1,831,843

Net Increase (Decrease) in Net Assets	1,307,704	2,092,442

Net Assets at Beginning of Period	4,845,710	2,753,268
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $759 and $0, respectively)	$6,153,414	$4,845,710

Share Transactions:
Issued	30,215	90,945
Reinvested	-	10,450
Redeemed	(7,065)	(6,301)
Net Increase in Shares	23,150	95,094
Shares Outstanding Beginning of Period	257,265	162,171
Shares Outstanding End of Period	280,415	257,265

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	1/1/2013		1/1/2012	1/1/2011	9/30/2010*
	to		to	to	to
	6/30/2013		12/31/2012	12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$18.84		$16.98	$15.92	$15.00
Net Investment Income (Loss) (a)	0.00	(b)	- (b)	(0.07)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	3.10		2.65	1.33	0.94
Total from Investment Operations	3.10		2.65	1.26	0.92

Distributions (From Net Investment Income)	-		-	-	-
Distributions (From Realized Capital Gains)	-		(0.79)	(0.20)	-
Distributions (From Return of Capital)	-		-	- (b)	-
Total Distributions	-		(0.79)	(0.20)	-

Net Asset Value -
End of Period	$21.94		$18.84	$16.98	$15.92
Total Return (c)	16.45%	***	15.66%	7.90%	6.13%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$6,153		$4,846	$2,753	$1,846
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	**	0.00%	(0.41)%	(0.56)%	**
Portfolio Turnover Rate	4.88%	***	20.14%	13.14%	0.00%	***

* Commencement of Operations. ** Annualized. *** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2013
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2013, there were nine series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund's investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2013, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) - continued

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and are categorized in level 2 or level 3, when appropriate.

Illiquid securities. A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. The Fund intends to hold

Notes to Financial Statements (Unaudited) - continued

no more than 15% of its net assets in illiquid securities. As of June 30, 2013 illiquid securities as identified on the Schedule of Investments represented 3.36% of net assets.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,836,230	$321,210	$0	$5,157,440
Total	$4,836,230	$321,210	$0	$5,157,440

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2013. There were no transfers into or out of the levels during the six month period ended June 30, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2013.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives an investment management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2013, the Adviser earned management fees totaling $41,012, of which $7,335 was due to the Adviser at June 30, 2013.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2013, was $4,796,248 representing 280,415 shares outstanding.

Notes to Financial Statements (Unaudited) - continued

6.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust received a total of $2,250 in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2013. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,082,480 and $217,296, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 2013, was $3,859,227. At June 30, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,370,295	($72,082)	$1,298,213

There were no differences between book basis and tax basis unrealized appreciation.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2013, Stephen Dodson and family members, located at 338 Spear Street, San Francisco, California 94105, beneficially held, in aggregate, approximately 69.00% of the Fund and therefore, may be deemed to control the Fund. Stephen Dodson is the control person of the Adviser.

10.) DISTRIBUTIONS TO SHAREHOLDERS
The Fund did not pay any distributions during the six month period ended June 30, 2013. There was a distribution from long-term capital gain of $0.7939 per share paid on December 26, 2012 to the shareholders of record on December 24, 2012.

Distributions paid from:
	Six Month Period
	Ended June 30, 2013		2012
Ordinary Income .	$-0	-	$-0	-
Return of Capital	-0	-	-0	-
Long-Term Capital Gain	-0	-	195,522
	$-0	-	$195,522

11.) RECENT ACCOUNTING PRONOUNCEMENT
In January, 2013, the FASB issue ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepare in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has evaluated and concluded that there is no impact of the ASU on the financial statements of the Fund for the six month period ended June 30, 2013.

Additional Information
June 30, 2013
(Unaudited)

DISCLOSURE OF EXPENSES

Shareholders of this Fund incur ongoing costs consisting of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2013 and held through June 30, 2013.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2013
	January 1, 2013	June 30, 2013	to June 30, 2013

Actual	$1,000.00	$1,164.54	$8.05

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2013).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Additional Information (Unaudited) - continued

PROXY VOTING GUIDELINES

Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (800.231.2901) . It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/23/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/23/13

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/23/13